                                                                     Exhibit 3.1

                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                           Z-TEL TECHNOLOGIES, INC.

     Z-Tel Technologies, Inc., a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

     1. The name of the corporation is Z-Tel Technologies, Inc. The original Certificate of Incorporation was filed with the Secretary of State of Delaware on March 19, 1998.

     2. This Restated Certificate of Incorporation restates and integrates and also further amends the Certificate of Incorporation of the Corporation. This Amended and Restated Certificate of Incorporation was proposed by the board of directors and duly adopted by the stockholders of the Corporation in the manner and by the vote prescribed by Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (as the same exists or may hereafter be amended). The text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

                                   ARTICLE I

                                     Name

     The name of the corporation is Z-Tel Technologies, Inc.

                                  ARTICLE 11

                       Registered Office; Registered Agent

     The address of the corporation's registered office in the State of Delaware is: Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the corporation's registered agent at such address is: The Corporation Trust Company.

                                  ARTICLE III

                              Purposes and Powers

     The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV

                                 Capital Stock

  The total number of shares of stock which the corporation shall have authority to issue is 50,000,000, of which 30,000,000 shall be shares of common stock, $.01 par value per share (the "Common Shares"), and 20,000,000 shall be shares of preferred stock, $.01 par value per share (the "Preferred Shares"). The designations, voting powers and relative rights and preferences of the two classes of shares of stock shall be as set forth below.

   A. Common Shares

       1. Powers, Rights and Preferences. The Common Shares shall be without distinction as to powers, rights and preferences, and shall have one vote per share on all matters on which shareholders are generally entitled to vote.

       2. Dividends. After the requirements regarding preferential dividends on the Preferred Shares (fixed in accordance with the provisions of paragraph B of this Article IV), if any, have been met and after the corporation has complied with all of the requirements, if any, regarding the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of paragraph B of this Article IV) and subject further to any other conditions which may be fixed in accordance with the provisions of paragraph B of this Article IV, then but not otherwise, the holders of Common Shares shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors.

       3. Distributions. After distribution in full of the preferential amount (as may be fixed in accordance with the provisions of paragraph B of this Article IV), if any, to be distributed to the holders of Preferred Shares, and subject to any further rights of the holders of Preferred Shares (as may be fixed in accordance with the provisions of paragraph B of this Article IV) to further participate in a liquidation, distribution or sale or assets, dissolution or winding-up of the corporation, all its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of Common Shares held by each.

  B.    Preferred Shares

        1. Issuance by Board Resolution; Series. The board of directors of the corporation shall have the authority by resolution to issue from time to time Preferred Shares on such terms as it may determine and for such consideration as fixed by the board of directors. The Preferred Shares may be issued in one or more series as may be determined from time to time by the board of directors. Each series shall be distinctly designated by number, letter or title. All Preferred Shares of any one series shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

      2. Preferences and Rights. Subject to the provisions of subparagraph 3 of this paragraph B of Article IV, the board of directors of the corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any Preferred Shares of each particular series, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any, of such series.

       3. Issuance of Preferred Shares. The relative powers, preferences and rights of each series of Preferred Shares in relation to the powers, preferences and rights of other series of Preferred Shares shall, in each case, be as fixed from time to time by the board of directors in resolutions adopted pursuant to authority granted in this paragraph B of Article IV, and the consent by series vote or otherwise, of the holders of such of the series of Preferred Shares as are from time to time outstanding shall not be required for the issuance by the board of directors of any other series of Preferred Shares, whether or not the powers, preferences and rights of such other series shall be fixed by the board of directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the board of directors may provide in such resolutions regarding any series of Preferred Shares that the consent of the holders of a certain percentage, as fixed therein by the board of directors, of the outstanding Preferred Shares of such series shall be required for the issuance of any other series of Preferred Shares.

                                   ARTICLE V

                                 -Incorporator

  The name and mailing address of the incorporator is:

                Laura Vitalo
                The Corporation Trust Company
                Corporation Trust Center
                1209 Orange Street
                Wilmington, Delaware 19801

                                  ARTICLE VI

                                   Directors

  A. Number of Directors. The affairs of the corporation shall be managed and conducted by a board of directors, and unless otherwise provided in the by-laws, the election of directors need not be by written ballot. The number of directors which shall constitute the whole board of directors shall be fixed by, or in the manner provided in, the by-laws of the corporation.

       B. Power and Authority of the Board of Directors: The board of directors shall have such powers as are conferred on the board of directors by the laws of the State of Delaware. In furtherance of such powers, the board of directors is expressly authorized to adopt, amend or repeal the by-laws of the corporation without the consent or vote of the stockholders.

                                  ARTICLE VII

                   Indemnification of Directors and Officers

       Each person who is or was a director or officer of the corporation and each person who serves or served at the request of the corporation as a director, officer or partner of another enterprise shall be indemnified by the corporation in accordance with, and to the fullest extent authorized by, the General Corporation Law of the State of Delaware as the same now exists or may be hereafter amended. No amendment to or repeal of this Article VII shall apply to or have any effect on the rights of any individual referred to in this
Article VII for or with respect to acts or omissions of such individual occurring prior to such amendment or repeal.

                                 ARTICLE VIII

                 Elimination of Certain Liability of Directors

        To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may be hereafter amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

                                  ARTICLE IX

                             Reservation of Powers

     The corporation reserves the right to amend, alter or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

     The undersigned, being the Secretary of the corporation does hereby certify that the corporation has amended and restated its Certificate of Incorporation as set forth above, does hereby certify that such amendment and restatement has been duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, and does hereby make and file this Amended and Restated Certificate of Incorporation.

Dated: October 20, 1998

                                        /s/
                                          __________________________
                                          Russell T. Alba, Secretary

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                      AND RELATIVE RIGHTS, QUALIFICATIONS,
                          LIMITATIONS AND RESTRICTIONS

                                     OF THE

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       AND

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                            Z-TEL TECHNOLOGIES, INC.

                                   ----------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

                                   ----------

     Z-Tel Technologies, Inc., a Delaware corporation (the "Corporation") certifies that pursuant to the authority contained in Article FOURTH of its Certificate of Incorporation (the "Certificate of Incorporation") and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation at a Special Meeting held on October 30, 1998, adopted the following resolution which resolution remains in full force and effect on the date hereof.

     RESOLVED, that there are hereby established (i) a series of authorized preferred stock, having a par value of $0.01 per share, which series be designated as "Series A Convertible Preferred Stock" (the "Series A Preferred"), shall consist of 5,930,749 shares and shall have the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as set forth herein and
(ii) a series of authorized preferred stock, having a par value of $0.01 per share, which series be designated as "Series B Convertible Preferred Stock" (the "Series B Preferred"), shall consist of 1,338,208 shares and shall have the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as set forth herein:

     1. Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have, for all purposes of this resolution, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

          (a) "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of November 4, 1998, by and among the Corporation, NationsBanc Capital Corporation ("NBCC"), and the other parties signatory thereto.

          (b) "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated as of November 4, 1998, by and among the Corporation, NBCC and the other parties signatory thereto.

          (c) "Senior Bridge Financing" shall have the meaning given such term in the Stock Purchase Agreement.

     2. Dividends and Distributions.

          (a) Series A Dividends. The holders of record of shares of Series A Preferred shall be entitled to receive dividends at a rate of eight percent (8%) of the Conversion Value (as defined in Section 4(a) below) per annum per share of Series A Preferred (the "Series A Dividend"), which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend or other distribution on any other class or series of Preferred Stock (other than as set forth herein) or the Common Stock (and excluding any stock splits and subdivisions for which an adjustment is made under Section 4(d)(vi)(1) below). The foregoing dividend on the Series A Preferred shall accrue from the date of issuance of each share until the earlier of (i) the conversion of the Series A Preferred to Common Stock,
     (ii) the liquidation, distribution or winding up of the Corporation, or
     (iii) the consummation of the Put pursuant to Section 7 of the Stockholders' Agreement. Such dividend shall be payable annually on December 31 of each year (each a "Series A Annual Dividend Date") commencing on December 31, 1999, except that if any such date is a Saturday, Sunday or legal holiday (a "Non-Business Day") then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday on which banks in the State of Delaware are permitted to be closed (a "Business Day") to holders of record as they appear on the stock books of the Corporation on the applicable record date, which shall be not more than sixty (60) nor less than ten (10) days preceding the payment date for such dividends, as fixed by the Board of Directors (the "Series A Record Date"). The dividends shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefor. The dividends shall either (i) accrue, (ii) be payable in cash, or (iii) be payable in shares of Common Stock, as provided in the next paragraph. The dividends shall automatically accrue in the absence of an election by the Board of Directors within sixty (60) days after each Series A Annual Dividend Date to pay the dividends in cash or in shares of Common Stock, as provided in the next paragraph. The amount of dividends payable for any period that is shorter or longer than a full annual dividend shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable. All accrued but unpaid dividends (whether declared or undeclared) shall accrue interest at a rate of eight percent (8%) per annum computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable, but with interest on such dividend compounded on a quarterly basis (on each March 31, June 30, September 30 and December 31) for the year during which such dividend was payable, and thereafter until paid. Notwithstanding anything else contained herein to the contrary, the Series A Dividend shall be pari passu with the Series B Dividend (as defined herein). If the Series A Dividend and the Series B Dividend cannot be paid in full, dividends shall be paid, to the maximum possible extent, to the holders of the Series A Preferred and the Series B Preferred on a pari passu basis, on the basis of the amount of accrued and unpaid dividends outstanding on each share. No dividend shall be paid to holders of Series A Preferred or Series B Preferred unless dividends are paid to all holders of Series A Preferred and Series B Preferred pursuant to the terms of this resolution.

          The Board of Directors of the Corporation may, within sixty (60) days after each Series A Annual Dividend Date, elect (the "Series A Dividend Election") to pay the annual cash dividends payable for such year on such Series A Annual Dividend Date in shares of Common Stock (each a "Series A Payment-in-Kind" or more than one the "Series A Payments-in-Kind") rather than cash. If such an election is made, the Corporation shall promptly notify the holders of record of the Series A Preferred entitled to such annual dividend of the election to make the Series A Payments-in-Kind in lieu of cash dividends for such Series A Annual Dividend Date. A Series A Dividend Election for any particular Series A Annual Dividend Date shall operate only for such Series A Annual Dividend Date. Series A Payments-in-Kind shall be payable as of the Series A Annual Dividend Date of each year for which the election is made, except that if such date is a Non-Business Day then such Series A Payment-in-Kind shall be payable as of the next Business Day to holders of record as they appear on the stock books of the Corporation on the applicable Record Date. Each Series A Payment-in-Kind shall be equal in amount to that number of shares of Common Stock that is equal in number to the aggregate cash dividend payable on any such dividend date (including accrued interest compounded on a quarterly basis as indicated above) divided by the fair market valuation for such Common Stock determined by the Board of Directors at such time in good faith, and shall be allocated on a pro rata basis to each holder entitled to receive such dividend. The holders of at least fifty percent (50%) of the outstanding Series A Preferred shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this Section 2(a), in which case the determination of fair market value shall be made by an independent appraiser or investment banker, mutually acceptable to the Board of Directors and the challenging parties, who is qualified in the fair market appraisal of companies, the cost of such appraisal to be borne (a) by the challenging parties, if the fair market value as determined by such appraisal does not exceed the determination of fair market value by the Board of Directors by more than ten percent (10%) and (b) by the Corporation, if the fair market value as determined by such appraisal exceeds the determination of fair market value by the Board of Directors by more than ten percent (10%). Certificates representing the shares of Common Stock issuable on payment of any Series A Payment-in-Kind shall be delivered to each holder entitled to receive such Series A Payment-in-Kind (in appropriate denominations) on or before the ninetieth
     (90th) day following the Series A Annual Dividend Date for which such Series A Payment-in-Kind is elected to be made hereunder (or such later date as the independent determination of fair market value has been made). Notwithstanding anything else contained herein to the contrary, if, in respect of any Series A Dividend (I) a Series A Dividend Election is made by the Corporation and such Series A Dividend is paid by a Series A Payment-in-Kind, then the Corporation shall make a Series B Dividend Election (as defined herein) with respect to the corresponding Series B Dividend and such Series B Dividend shall be paid by a Series B Payment-in-Kind (as defined herein) and (II) such Series A Dividend is accrued or paid in cash, then the corresponding Series B Dividend shall also be accrued or paid in cash, as the case may be, in order that the holders of Series A Preferred and Series B Preferred receive the same type of consideration with respect to each Series A Dividend and each Series B Dividend.

          (b) Series B Dividends. The holders of record of shares of Series B Preferred shall be entitled to receive dividends at a rate of eight percent (8%) of the Conversion Value per annum per share of Series B Preferred (the "Series B Dividend"), which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend or other distribution on any other class or series of Preferred Stock (other than as set forth herein) or the Common Stock (and excluding any stock splits and subdivisions for which an adjustment is made under Section

     4(d)(vi)(1) below). The foregoing dividend on the Series B Preferred shall accrue from the date of issuance of each share until the earlier of (i) the conversion of the Series B Preferred to Common Stock, (ii) the liquidation, distribution or winding up of the Corporation, or (iii) the consummation of the Put pursuant to Section 7 of the Stockholders' Agreement. Such dividend shall be payable annually on December 31 of each year (each a "Series B Annual Dividend Date") commencing on December 31, 1999, except that if any such date is a Non-Business Day then such dividend shall be payable on the next day that is a Business Day to holders of record as they appear on the stock books of the Corporation on the applicable record date, which shall be not more than sixty (60) nor less than ten (10) days preceding the payment date for such dividends, as fixed by the Board of Directors (the "Series B Record Date"). The dividends shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefor. The dividends shall either (i) accrue, (ii) be payable in cash, or (iii) be payable in shares of Common Stock, as provided in the next paragraph. The dividends shall automatically accrue in the absence of an election by the Board of Directors within sixty (60) days after each Series B Annual Dividend Date to pay the dividends in cash or in shares of Common Stock, as provided in the next paragraph. The amount of dividends payable for any period that is shorter or longer than a full annual dividend shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable. All accrued but unpaid dividends (whether declared or undeclared) shall accrue interest at a rate of eight percent (8%) per annum computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable, but with interest on such dividend compounded on a quarterly basis (on each March 31, June 30, September 30 and December 31) for the year during which such dividend was payable, and thereafter until paid. Notwithstanding anything else contained herein to the contrary, the Series B Dividend shall be pari passu with the Series A Dividend. If the Series A Dividend and the Series B Dividend cannot be paid in full, dividends shall be paid, to the maximum possible extent, to the holders of the Series A Preferred and the Series B Preferred on a pari passu basis, on the basis of the amount of accrued and unpaid dividends outstanding on each share. No dividend shall be paid to holders of Series A Preferred or Series B Preferred unless dividends are paid to all holders of Series A Preferred and Series B Preferred pursuant to the terms of this resolution.

          The Board of Directors of the Corporation may, within sixty (60) days after each Series B Annual Dividend Date, elect (the "Series B Dividend Election") to pay the annual cash dividends payable for such year on such Series B Annual Dividend Date in shares of Common Stock (each a "Series B Payment-in-Kind" or more than one the "Series B Payments-in-Kind") rather than cash. If such an election is made, the Corporation shall promptly notify the holders of record of the Series B Preferred entitled to such annual dividend of the election to make the Series B Payments-in-Kind in lieu of cash dividends for such Series B Annual Dividend Date. A Series B Dividend Election for any particular Series B Annual Dividend Date shall operate only for such Series B Annual Dividend Date. Series B Payments-in-Kind shall be payable as of the Series B Annual Dividend Date of each year for which the election is made, except that if such date is a Non-Business Day then such Series B Payment-in-Kind shall be payable as of the next Business Day to holders of record as they appear on the stock books of the Corporation on the applicable Record Date. Each Series B Payment-in-Kind shall be equal in amount to that number of shares of Common Stock that is equal in number to the aggregate cash dividend payable on any such dividend date (including accrued interest compounded on a quarterly basis as indicated above) divided by the fair market valuation for such Common Stock determined by the Board of Directors at such time in good faith, and shall be allocated on a pro rata basis to each holder entitled to receive such dividend. Certificates representing the shares of Common Stock issuable on payment of any Series B Payment-in-Kind shall be delivered to each holder entitled to receive such Series B Payment-in-Kind (in appropriate denominations) on or before the ninetieth (90th) day following the Series B Annual Dividend Date for which such Series B Payment-in-Kind is elected to be made hereunder (or such later date as the independent determination of fair market value has been made). Notwithstanding anything else contained herein to the contrary, if, in respect of any Series B Dividend (1) a Series A Dividend Election is made by the Corporation and such Series A Dividend is paid by a Series A Payment-in-Kind, then the Corporation shall make a Series B Dividend Election with respect to the corresponding Series B Dividend and such Series B Dividend shall be paid by a Series B Payment-in-Kind and (II) such Series A Dividend is accrued or paid in cash, then the corresponding Series B Dividend shall also be accrued or paid in cash, as the case may be, in order that the holders of Series B Preferred and Series A Preferred receive the same type of consideration with respect to each Series B Dividend and each Series A Dividend.

          (c) Other Permitted Distributions. Notwithstanding Section 2(a) and 2(b) hereof, the Corporation may at any time, out of funds legally available therefor, repurchase shares of Common Stock of the Corporation issued to or held by any person subject to the Corporation's right of first refusal to purchase such shares contained in the Stockholders' Agreement, and pursuant to the terms of the Stockholders' Agreement, whether or not dividends on the Series A Preferred or Series B Preferred shall have been declared and paid or funds set aside therefor, in each event subject to any other contractual restrictions entered into by the Corporation.

     3. Liquidation Rights. In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), distributions shall be made to the holders of Series A Preferred and Series B Preferred in respect of such Series A Preferred and Series B Preferred before any amount shall be paid to the holders of any other class or series of capital stock of the Corporation in the following manner:

          (a) liquidation Amount. The holders of the Series A Preferred and Series B Preferred, subject to the other terms contained herein, shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of its capital stock an amount equal to (i) the Conversion Value, as appropriately adjusted to reflect any stock split, stock dividend, combination, recapitalization and the like (collectively a "Recapitalization"), plus (ii) all accrued but unpaid dividends (whether declared or undeclared, including any interest accrued thereon calculated through the date of liquidation), prior to any distribution to the holders of any other Preferred or Common Stock. If the proceeds from a Liquidation are not sufficient to pay to the holders of Series A Preferred and Series B Preferred the full preference amount set forth above, then such holders shall instead be entitled to receive the entire assets and funds of the Corporation legally available for distribution to the holders of capital stock, which assets and funds shall be distributed ratably among the holders of the Series A Preferred and Series B Preferred. Notwithstanding anything else contained herein to the contrary, the holders of Series A Preferred and the holders of Series B Preferred shall be treated pari passu with respect to distributions to be made as a result of a Liquidation, on the basis of the amounts per share to be paid to each.

          (b) Events Deemed a Liquidation. For purposes of this Section 3, the holders of greater than fifty percent (50%) of the Series A Preferred then outstanding (which such holders must include NationsBanc Capital Corporation and, at such time as they become holders of Series A Preferred, Saskatchewan Telecommunications Holding Corporation), may elect to have treated as a Liquidation the consolidation or merger of the Corporation with or into any other corporation or the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Corporation, or any other reorganization of the Corporation. If such election is made by such requisite holders of Series A Preferred, then and only then, the holders of Series B Preferred may elect to have such events treated as a Liquidation.

          (c) Valuation of Securities and Property. In the event the Corporation proposes to distribute assets other than cash in connection with any Liquidation, the value of the assets to be distributed to the holders of shares of Series A Preferred and Series B Preferred shall be determined in good faith by the Board of Directors. Any securities not subject to an investment letter or similar restrictions on free marketability shall be valued as follows:

               (i) if traded on a national securities exchange or the NASDAQ National Market System ("NASDAQ"), the value shall be deemed to be the average of the security's closing prices on such exchange or NASDAQ over the thirty (30) trading day period ending three (3) days prior to the distribution;

               (ii) if actively traded over-the-counter (other than NASDAQ), the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the distribution; or

               (iii) if there is no active public market, the value shall be the fair market value thereof as determined in good faith by the Board of Directors.

     The method of valuation of securities subject to an investment letter or other restrictions on free marketability shall be adjusted to make an appropriate discount from the market value determined as above in clauses
     (i), (ii) or (iii) to reflect the fair market value thereof as determined in good faith by the Board of Directors. The holders of at least fifty percent (50%) of the outstanding Series A Preferred shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this Section 3(c), in which case the determination of fair market value shall be made by an independent appraiser or investment banker selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne (a) by the challenging parties, if the fair market value as determined by such appraisal does not exceed the determination of fair market value by the Board of Directors by more than ten percent (10%) and (b) by the Corporation, if the fair market value as determined by such appraisal exceeds the determination of fair market value by the Board of Directors by more than ten percent (10%).

     4. Conversion. The holders of Series A Preferred and Series B Preferred have conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert. Each share of Series A Preferred and Series B Preferred shall initially be convertible, at the option of the holder thereof, at any time on or after the date of issuance thereof, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the Conversion Price (as hereinafter specified) per share in effect at the time of conversion into the per share Conversion Value in effect at the time of conversion. The initial

     Conversion Price of the Series A Preferred and Series B Preferred shall be $3.7094803 per share, and the Conversion Value of the Series A Preferred and Series B Preferred shall be $3.7094803 per share ("Conversion Value"). The initial Conversion Price of the Series A Preferred and Series B Preferred shall be subject to adjustment from time to time as provided in
     Section 4(d) hereof. The Conversion Value shall not be subject to adjustment. Upon conversion, all accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) on the Series A Preferred and Series B Preferred so converted shall be paid in cash or Common Stock, at the option of the Corporation, and in the case of cash, to the extent permitted by applicable law (and if not then permitted by applicable law, at such time as the Corporation is permitted by applicable law to pay any such dividends).

          (b) Automatic Conversion. Each share of Series A Preferred and Series B Preferred shall automatically be converted into shares of Common Stock upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of securities for the account of the Corporation to the public: (i) the gross proceeds of which equal or exceed $20,000,000 at a per share price of at least $12; and (ii) whereby the aggregate value of the shares of Common Stock issuable on conversion of each share of Series A Preferred and Series B Preferred (utilizing the offering price in such underwriting) is at least two (2) times the Conversion Value. Upon conversion, all accrued but unpaid dividends (whether declared or undeclared) on the Series A Preferred and Series B Preferred shall be paid in cash, to the extent permitted by applicable law (and if not then permitted by applicable law, at such time as the Corporation is permitted by applicable law to pay any such dividends).

          (c) Mechanics of Conversion. Before any holder of Series A Preferred or Series B Preferred shall be entitled to convert the same into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Series A Preferred and Series B Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to
     Section 4(b) hereof, the outstanding shares of Series A Preferred and Series B Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; and provided further that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless and until the certificates evidencing such shares of Series A Preferred and Series B Preferred are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall as soon as practicable after such delivery, or after such agreement and indemnification, issue and deliver at such office to such holder of Series A Preferred or Series B Preferred, a certificate or certificates for the number of shares of Common Stock to which it, he or she shall be entitled as aforesaid and a check payable to the holder in the amount of any accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) payable pursuant to Section 2 hereof, if any. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred or Series B Preferred to be converted, or, in the case of automatic conversion, simultaneously upon the occurrence of the event leading to such automatic conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the Corporation fails to pay all such dividends (and interest thereon) within twenty (20) days of the date of conversion, the holder entitled to such dividends (and interest thereon) may elect to have the Corporation issue to such holder, in lieu of such cash payment, additional shares of Common Stock calculated by dividing the total amount payable on such date by the Conversion Price.

          (d) Adjustments to Conversion Price.

               (i) Special Definitions. For purposes of this Section 4(d), the following definitions shall apply:

               (1) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

               (2) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

               (3) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 4(d)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                    (A) upon conversion of shares of Series A Preferred or
               shares of Series B Preferred;

                    (B) pursuant to a stock grant, option plan or purchase plan, other employee stock incentive program or agreement that in the aggregate does not exceed 1,261,000 shares (as adjusted for recapitalizations, stock splits, stock dividends and the like) (the "Option Pool"), or other options and warrants in existence on the Original Issue Date and set forth in Schedule 2.5 of the Stock Purchase Agreement;

                    (C) as a dividend or distribution on shares of Series A
               Preferred or shares of Series B Preferred;

                    (D) pursuant to Options or Convertible Securities issued in conjunction with the Senior Bridge Financing that upon exercise or conversion in the aggregate do not exceed 856,757 shares (as adjusted for recapitalizations, stock splits, stock dividends and the like, the "Senior Bridge Warrants");

                    (E) in a transaction described in Section 4(d)(vi);

                    (F) by way of dividend or other distribution on shares of
               Common Stock excluded from the definition of Additional Shares of Common by the foregoing clauses (A), (B), (C), (D), (E) or this clause (F).

               (4) "Original Issue Date" shall mean the date on which the first share of Series A Preferred was issued.

               (ii) No Adjustment of Conversion Price. Subject to the provisions of Section 4(d)(iv), no adjustment in the Conversion Price of the Series A Preferred or Series B Preferred shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price for the Series A Preferred or Series B Preferred in effect on the date of, and immediately prior to, such issue.

               (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options (other than the issuance of Options pursuant to the Option Pool or Senior Bridge Warrants) or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the exercise of such Options and conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued, subject to the provisions of Section 4(d)(iv), unless the consideration per share (determined pursuant to Section 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series A Preferred or Series B Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

               (1) except as provided in Section 4(d)(iii)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

               (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

               (3) no readjustment pursuant to clause (2) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (A) the Conversion Price on the original adjustment date or (B) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4(d)(iii)), then and in each such event the Conversion Price of the Series A Preferred and Series B Preferred shall be reduced to a price (calculated to the nearest cent) determined as follows:

                    (1) if any such Additional Shares of Common Stock are issued on or prior to six (6) months subsequent to the Original Issue Date, regardless of the consideration received by the Corporation for the issuance of such Additional Shares of Common Stock, then the Conversion Price of the Series A Preferred and/or the number of shares of fully paid and nonassessable shares of Common Stock into which the Series A Preferred is exercisable shall be adjusted so that the number of shares of fully paid and nonassessable shares of Common Stock into which the total number of shares of Series A Preferred are convertible in the aggregate shall at all times equal 23.51% of the fully diluted Common Stock of the Corporation (such percentage shall be increased or decreased, as applicable, to account for the total proceeds from sales of Series A Preferred pursuant to the Stock Purchase Agreement being greater than or less than $22,000,000 by multiplying such percentage by a fraction, the numerator of which is the total proceeds from the sales of Series A Preferred pursuant to the Stock Purchase Agreement and the denominator of which is $22,000,000) (notwithstanding anything else contained herein, there shall be no adjustment to the Conversion Price of the Series A Preferred or the Series B Preferred upon the issuance of the Senior Bridge Warrants or upon their exercise or conversion); and

                    (2) if any such Additional Shares of Common Stock are issued on or prior to six (6) months subsequent to the Original Issue Date, regardless of the consideration received by the Company for the issuance of such Additional Shares of Common Stock, then the Conversion Price of the Series B Preferred and/or the number of shares of fully paid and nonassessable shares of Common Stock into which the Series B Preferred is exercisable shall be adjusted so that the number of shares of fully paid and nonassessable shares of Common Stock into which the total number of shares of Series B Preferred are convertible in the aggregate shall at all times equal 5.305% of the fully diluted Common Stock of the Corporation (such percentage shall be increased or decreased, as applicable, to account for the total proceeds from sales of Series B Preferred being greater than or less than $4,964,200 by multiplying such percentage by a fraction, the numerator of which is the total proceeds from the sales of Series B Preferred and the denominator of which is $4,964,200) (notwithstanding anything else contained herein, there shall be no adjustment to the Conversion Price of the Series A Preferred or the Series B

               Preferred upon the issuance of the Senior Bridge Warrants or upon their exercise or conversion); and

                    (3) if any such Additional Shares of Common Stock are issued after six (6) months subsequent to the Original Issue Date, then the Conversion Price of Series A Preferred and Series B Preferred shall be reduced to the consideration per share received by the Corporation for the issuance of such Additional Shares of Common Stock; provided, however, that such reduction shall never result in a Conversion Price of less than $2.00, subject to the adjustment as set forth in Section 4(d)(vi) below.

          (v) Determination of Consideration. For purposes of this Section 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

               (1) Cash and Property: Such consideration shall be computed as follows:

                    (A) insofar as it consists of cash, such consideration shall be computed at the aggregate amount of cash received by the Corporation;

                    (B) insofar as it consists of property other than cash, such consideration shall be computed at the fair value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

                    (C) in the event Additional Shares of Common Stock are
               issued together with other shares or securities or other assets of the Corporation for consideration which covers both, such consideration shall be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

               (2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                    (A) the total amount, if any, received or receivable by the
               Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for

               Convertible Securities and the conversion or exchange of such Convertible Securities, by

                    (B) the maximum number of shares of Common Stock (as set
               forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi) Other Adjustments.

               (1) Subdivisions, Combinations or Consolidate of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock, the Conversion Price of the Series A Preferred and Series B Preferred in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

               (2) Reclassifications. In the case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger (A) in which the Corporation is the continuing entity and which does not result in any change in the Common Stock or (B) which is treated as a Liquidation pursuant to
          Section 3(b) above), the shares of Series A Preferred and Series B Preferred shall, after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger such holder had converted his shares of Series A Preferred or Series B Preferred into Common Stock. The provisions of this Section 4(d)(vi)(2) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

          (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series A Preferred or Series B Preferred pursuant to this Section 4, the Corporation at its expense shall promptly thereafter compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred and Series B Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred or Series B Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, if any,
     (ii) the Conversion Price of the Series A Preferred and Series B Preferred at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred or Series B Preferred.

          (f) Status of Converted Stock. In case any shares of Series A Preferred or Series B Preferred shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled, shall not be reissuable and shall cease to be a part of the authorized capital stock of the Corporation.

          (g) Fractional Shares. In lieu of any fractional shares in the aggregate to which the holder of Series A Preferred or Series B Preferred would otherwise be entitled upon conversion, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

          (h) Miscellaneous.

               (i) All calculations under this Section 4 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

               (ii) The holders of at least fifty percent (50%) of the outstanding Series A Preferred shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this Section 4, in which case such determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne (a) by the challenging parties, if the fair market value as determined by such appraisal does not exceed the determination of fair market value by the Board of Directors by more than ten percent (10%) and (b) by the Corporation, if the fair market value as determined by such appraisal exceeds the determination of fair market value by the Board of Directors by more than ten percent (10%).

               (iii) No adjustment in the Conversion Price of the Series A Preferred or Series B Preferred will be made if such adjustment would result in a change in such Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in such Conversion Price.

          (i) No Impairment. The Corporation will not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred and Series B Preferred against impairment.

          (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred and Series B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred and Series B Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred or Series B Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     5. Voting Rights.

          (a) General. (i) Except as otherwise required by law, by Section 5(b) hereof or by Section 8 hereof, the holder of each share of Series A Preferred will be entitled to vote on all matters with the Common Stock as a single class, and not as a separate class or series. Each share of Series A Preferred will entitle the holder to the number of votes per share equal to the full number of shares of Common Stock into which each share of Series A Preferred is convertible on the record date for such vote. The holders of Series A Preferred shall receive notice of and shall be entitled to attend in person or by proxy any meeting of the holders of Common Stock,
     (ii) Except as otherwise required by law, the holder of each share of Series B Preferred will be entitled to vote on all matters with the Common Stock as a single class, and not as a separate class or series. Each share of Series B Preferred will entitle the holder to the number of votes per share equal to the full number of shares of Common Stock into which each share of Series B Preferred is convertible on the record date for such vote. The holders of Series B Preferred shall receive notice of and shall be entitled to attend in person or by proxy any meeting of the holders of Common Stock. If the holders of preferred stock are required to vote as a class for any reason, then the holders of Series B Preferred shall vote as a single class with the holders of Series A Preferred, and not as a separate class or series.

          (b) Election of Directors. For so long as there are any shares of Series A Preferred outstanding, the holders of a majority of the Series A Preferred shall be entitled to nominate and elect two (2) directors, and the holders of the Series A Preferred shall otherwise also be entitled to vote in the election of directors pursuant to the terms of Section 5(a) above. Notwithstanding the foregoing sentence, if (i) the Corporation shall breach any of its obligations and/or agreements under Section 4 of the Stock Purchase Agreement, (ii) the Corporation shall breach its payment obligations pursuant to the terms of the Senior Bridge Financing, or (iii) a Put is initiated pursuant to Section 7 of the Stockholders' Agreement, and such breach under (i) or (ii) above shall remain uncured for a period of one hundred and eighty (180) days after written notice of such breach by any holder of Series A Preferred or until the Put is consummated, then in any such event, the holders of the Series A Preferred shall be entitled then and thereafter to nominate and elect one (1) additional director, until such time as the later of (x) twelve (12) months from the election of such director or (y) such time that the applicable breach has been cured (with respect to the election of an additional director as a result of clauses (i) and (ii) above), or until the Put is consummated. Any vacancy on the Board occurring because of the death, resignation or removal of a director elected by the holders of the Series A Preferred, shall be filled by the vote or written consent of the holders of a majority of the Series A Preferred; provided, however, that any designee of a particular holder of Series A Preferred shall be replaced by the designee of such holder.

     6. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred and Series B Preferred, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the anticipated amount and character of such dividend, distribution or right.

     7. Notices. Any notice required by the provisions of this Certificate to be given to the holders of Series A Preferred or Series B Preferred shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder's address appearing on the books of the Corporation.

     8. Approval of Certain Transactions While Any Series A Preferred is Outstanding. So long as any shares of Series A Preferred are outstanding, the Corporation shall not, without first obtaining the written approval of the holders of greater than fifty percent (50%) of the Series A Preferred then outstanding (which such holders must include NationsBanc Capital Corporation, a Texas corporation ("NBCC"), and, at such time as they become a holder of Series A Preferred, 589531 Saskatchewan, Ltd., a Saskatchewan corporation ("SaskTel"); provided, however, that such group need not include NBCC or SaskTel, respectively, at such time as NBCC or SaskTel or their respective Affiliates fail to own at least fifty percent (50%) of the Series A Preferred purchased by them pursuant to the Stock Purchase Agreement) voting as a separate class:

          (a) alter the rights, preferences or privileges of the Series A Preferred or Series B Preferred;

          (b) increase or decrease the authorized number of shares of Series A Preferred or Series B Preferred;

          (c) create any new class or series of shares, or issue any such shares or Options or Convertible Securities exercisable or convertible into such shares, that have a preference over or are on a parity with the Series A Preferred with respect to voting, dividends or liquidation preferences (other than the Series B Preferred being on a parity with the Series A Preferred with respect to dividends and liquidation preferences, and except that the Corporation may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series A Preferred);

          (d) reclassify stock into shares having a preference over or parity with the Series A Preferred with respect to voting, dividends or liquidation preferences (except that the Corporation may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series A Preferred);

          (e) authorize any dividend or other distribution (other than a stock dividend) with respect to the Preferred Stock or the Common Stock (other than the cash dividends payable to the holders of Series A Preferred); or

          (f) repurchase, redeem or retire any shares of capital stock of the Corporation other than pursuant to contractual rights to repurchase shares of Common Stock held by employees, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services or pursuant to the exercise of a contractual right of first refusal held by the Corporation and as otherwise permitted by the Stock Purchase Agreement.

     9. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

     10. Severability of Provisions. If any voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred or Series B Preferred and qualifications, limitations and restrictions thereof set forth in this resolution (as such resolution may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred or Series B Preferred and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred or Series B Preferred and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred or Series B Preferred and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred or Series B Preferred and qualifications, limitations and restrictions thereof unless so expressed herein.

     IN WITNESS WHEREOF, Z-TEL TECHNOLOGIES, INC. has caused this Certificate of Designations, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock to be signed this 4th day of November, 1998.


                                  Z-TEL TECHNOLOGIES, INC.




                                  By:  /s/ Russell T. Alba
                                       ------------------------------
                                       Name: Russell T. Alba
                                       Title: Senior Vice President, Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES,
        AND RELATIVE RIGHTS, QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS

                                     OF THE

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       AND

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                            Z-TEL TECHNOLOGIES, INC.



     Z-Tel Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, at a meeting duly held on September 9, 1999, duly adopted a resolution amending the Certificate of Designations, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of the Corporation (the "Certificate of Designations") to change the number of authorized shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock and directing its officers to obtain the written approval of the holders of greater than 50% of the outstanding Series A Convertible Preferred Stock, no other approval of stockholders being required. The resolution setting forth the proposed Amendment to the Certificate of Designations tiled with the Secretary of State on November 4, 1998 read as follows:

     "WHEREAS, the Board of Directors of this Corporation adopted on October 30, 1998 a Certificate of Designations, Preferences and Relative Rights, Qualifications, Limitations and Restrictions of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of this Corporation designating 5,930,749 shares of Series A Convertible Preferred Stock and 1,338,208 shares of Series B Convertible Preferred Stock;

     WHEREAS, only 2,695,795 shares of Series A Convertible Preferred Stock have been issued and the Corporation desires to reduce the number of authorized shares Series A Convertible Preferred Stock; and

     WHEREAS, all 1,338,208 shares of Series B Convertible Preferred Stock have been issued and the Corporation desires to increase the number of authorized shares of Series B Convertible Preferred Stock.

     RESOLVED, that the number of authorized shares of preferred stock, having a par value of $0.01 per share, which are designated as "Series A Convertible Preferred Stock" shall be 2,695,795 shares and the number of authorized shares of preferred stock, having a par value of $0.01 per share, which are designated as "Series B Convertible Preferred Stock" shall be 4,034,003 shares.

     RESOLVED FURTHER, that the officers of this Corporation are hereby authorized and directed to obtain the approval of the holders of the Series A Convertible Preferred Stock to the foregoing changes in authorized preferred stock.

     RESOLVED FURTHER, that upon obtaining the approval of the Series A Convertible Preferred Stock, the officers of this Corporation are hereby authorized and directed to file a Certificate of Amendment of Certificate of Designations with the Delaware Secretary of State.

     RESOLVED FURTHER, that the officers of this Corporation are hereby authorized and directed to take such actions and execute such documents as they shall deem necessary or desirable to carry out the purposes and intent of the foregoing resolutions."

     SECOND: That, thereafter by written consent holders of more than 50% of the outstanding Series A Convertible Preferred Stock approved the amendment.

     THIRD: That said amendment of the Certificate of Designations was duly adopted in accordance with the Certificate of Designations and the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Z-TEL TECHNOLOGIES, INC. has caused this Certificate of Amendment to Certificate of Designation to be signed this 20th day of September, 1999.


                                        Z-TEL TECHNOLOGIES, INC.

                                             By /s/ Mark H. Johnson
                                                ------------------------------
                                                Mark H. Johnson
                                                Secretary

                                                                  EXHIBIT 3.1(b)


                                     AMENDED
                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                      AND RELATIVE RIGHTS, QUALIFICATIONS,
                          LIMITATIONS AND RESTRICTIONS

                                     OF THE

                      SERIES A CONVERTIBLE PREFERRED STOCK,

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       AND

                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                            Z-TEL TECHNOLOGIES, INC.

                                   ----------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

                                   ----------


     Z-Tel Technologies, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article FOURTH of its Certificate of Incorporation (the "Certificate of Incorporation") and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a Special Meeting held on September 9, 1999, adopted the following resolution which resolution remains in full force and effect on the date hereof:

     WHEREAS, at a Special Meeting on October 30, 1998, the Board of Directors of the Corporation adopted (i) a series of preferred stock, having a par value of $0.01 per share, which series was designated as "Series A Convertible Preferred Stock" (the "Series A Preferred"), consisting of 5,930,749 shares and
(ii) a series of preferred stock, having a par value of $0.01 per share, which series was designated as "Series B Convertible Preferred Stock" (the "Series B Preferred'), consisting of 1,338,208 shares, with the Series A Preferred and the Series B Preferred having the powers, designations, preferences and relative, participating, optional and other rights, and qualifications, limitations and restrictions set forth in a Certificate of Designations, Preferences and Relative Rights, Qualifications, Limitations and Restrictions filed with the Secretary of State of the State of Delaware on November 4, 1998 (the "Original

     WHEREAS, at a Special Meeting on September 9, 1999, the Board of Directors of the Corporation declared the advisability of and approved an amendment to the Original Certificate, subject to attaining the approval of the holders of a majority of the outstanding shares of the Series A Preferred, to reduce the authorized number of shares of Series A Preferred to 2,695,795 and increase the authorized number of shares of Series B Preferred to 4,034,003 (the "Amended Certificate");

     WHEREAS, at a Special Meeting on September 9, 1999, the Board of Directors of the Corporation determined it to be in the best interests of the Corporation and its stockholders to effect a recapitalization of the Corporation involving the issuance of a new series of preferred stock; and

     WHEREAS, the Board of Directors of the Corporation, together with the holders of a majority of the outstanding shares of each of the Series A Preferred and the Series B Preferred, have adopted the following amendments to the Original Certificate and the Amended Certificate.

     NOW, THEREFORE, BE IT RESOLVED, that the Original Certificate and the Amended Certificate shall be amended and restated in its entirety (the "Amended and Restated Certificate") (i) to establish a new series of authorized preferred stock, having a par value of $0.01 per share, which series shall be designated as "Series C Convertible Preferred Stock" (the "Series C Preferred"), shall consist of 2,794,800 shares and shall have the powers, designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions as set forth herein and (ii) to amend and restate the powers, designations, preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Series A Preferred and the Series B Preferred as set forth herein.

     1. Certain Definitions. Unless the context otherwise requires, in addition to the terms defined elsewhere herein, the terms defined in this Section 1 shall have, for all purposes of this resolution, the meanings herein specified when used herein with initial capital letters (with terms defined in the singular having comparable meanings when used in the plural).

     "Stock Purchase Agreement" shall mean (i) in the case of the Series A Preferred, the Stock Purchase Agreement, dated as of November 4, 1998, by and among the Corporation, BA Capital Partners, L.P. (formerly known as NationsBanc Capital Corporation, a Texas corporation ("BACC")). and the other parties signatory thereto and (ii) in the case of the Series C Preferred, the Amended and Restated Stock Purchase Agreement, dated as of September 30, 1999, by and between the Corporation and Gramercy Z-Tel LLC, a Delaware limited liability company ("Gramercy").

     "Stockholders' Agreement" shall mean the Amended and Restated Stockholders' Agreement, dated as of the Original Issue Date of the Series C Preferred, by and among the Corporation, BACC, Gramercy and the other parties signatory thereto.

     2. Dividends and Distributions. (a) Series A Dividends. The holders of record of shares of Series A Preferred shall be entitled to receive dividends at a rate of eight percent (8%) of the Conversion Value (as defined herein) per annum per share of Series A Preferred (the "Series A Dividend"), which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend or other distribution on any other class or series of Preferred Stock (other than as set forth herein) or the Common Stock (and excluding any stock splits and subdivisions for which an adjustment is made under Section 4(d)(vi)(1) below). The foregoing dividend on the Series A Preferred shall accrue from the date of issuance of each share until the earlier of (i) the conversion of such share of Series A Preferred to Common Stock, (ii) a Liquidation (as defined herein), or (iii) the repurchase or redemption of such share of Series A Preferred (including pursuant to Section 7 of the Stockholders' Agreement). Such dividend shall be payable annually on December 31 of each year (each a "Series A Annual Dividend Date") commencing on December 31, 1999, except that if any such date is a Saturday, Sunday or legal holiday (a "Non-Business Day") then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday on which banks in the State of Delaware are permitted to be closed (a "Business Day") to holders of record as they appear on the stock ledger of the Corporation on the applicable record date, which shall be not more than sixty (60) nor less than ten (10) days preceding the payment date for such dividends, as fixed by the Board of Directors (the "Series A Record Date") the dividends shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefor. The dividends shall either (i) accrue, (ii) be payable in cash, or (iii) be payable in shares of Common Stock, as provided in the next paragraph. The dividends shall automatically accrue in the absence of an election by the Board of Directors within sixty (60) days after each Series A Annual Dividend Date to pay the dividends in cash or in shares of Common Stock, as provided in the next paragraph. The amount of dividends payable for any period that is shorter or longer than a full annual dividend shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable. All accrued but unpaid dividends (whether declared or undeclared) shall accrue interest at a rate of eight percent (8%) per annum computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable, but with interest on such dividend compounded on a quarterly basis (on each March 31, June 30, September 30 and December 31) for the year during which such dividend was payable, and thereafter until paid. Notwithstanding anything else contained herein to the contrary, the Series A Dividend shall be pari passu with the Series B Dividend (as defined herein) and the Series C Dividend (as defined herein). If the Series A Dividend, the Series B Dividend and the Series C Dividend cannot be paid in full, dividends shall be paid, to the maximum possible extent, to the holders of the Series A Preferred, the Series B Preferred and the Series C Preferred on a pari passu basis, on the basis of the amount of accrued and unpaid dividends outstanding on each share. No dividend shall be paid to holders of Series A Preferred, Series B Preferred or Series C Preferred unless dividends are paid to all holders of Series A Preferred, Series B Preferred and Series C Preferred pursuant to the terms hereof.

     The Board of Directors of the Corporation may, within sixty (60) days after each Series A Annual Dividend Date, elect (the "Series A Dividend Election") to pay the annual cash dividends payable for such year on such Series A Annual Dividend Date in shares of Common Stock (each, a "Series A Payment-in-Kind", or more than one, the "Series A Payments-in-Kind") rather than cash. If such an election is made, the Corporation shall promptly notify the holders of record of the Series A Preferred entitled to such annual dividend of the election to make the Series A

Payments-in-Kind in lieu of cash dividends for such Series A Annual Dividend Date. A Series A Dividend Election for any particular Series A Annual Dividend Date shall operate only for such Series A Annual Dividend Date. Series A Payments-in-Kind shall be payable as of the Series A Annual Dividend Date of each year for which the election is made. Each Series A Payment-in-Kind shall be equal in amount to that number of shares of Common Stock that is equal in number to the aggregate cash dividend payable on any such dividend date divided by the fair market valuation for such Common Stock determined by the Board of Directors at such time in good faith, and shall be allocated on a pro rata basis to each holder entitled to receive such dividend. Certificates representing the shares of Common Stock issuable on payment of any Series A Payment-in-Kind (together with dividends, if any, on such shares of Common Stock with a record date on or after the Series A Annual Dividend Date and a payment date prior to the date such certificates have been delivered to the holder entitled to receive such Series A Payment-in-Kind) shall be delivered or paid, as the case may be, to each holder entitled to receive such Series A Payment-in-Kind (in appropriate denominations) on or before the ninetieth (90th) day following the Series A Annual Dividend Date for which such Series A Payment-in-Kind is elected to be made hereunder (or such later date as the independent determination of fair market value has been made pursuant to Section 2(d)). Notwithstanding anything else contained herein to the contrary, if, in respect of any Series A Dividend
(I) a Series A Dividend Election is made by the Board of Directors of the Corporation and such Series A Dividend is paid by a Series A Payment-in-Kind, then the Corporation shall make a Series B Dividend Election (as defined herein) and Series C Dividend Election (as defined herein) with respect to the corresponding Series B Dividend and Series C Dividend and such Series B Dividend and Series C Dividend shall be paid by a Series B Payment-in-Kind (as defined herein) and a Series C Payment-in-Kind (as defined herein), as the case may be, and (II) such Series A Dividend is accrued or paid in cash, then the corresponding Series B Dividend and Series C Dividend shall also be accrued or paid in cash, as the case may be, in order that the holders of Series A Preferred, Series B Preferred and Series C Preferred receive the same type of consideration with respect to each Series A Dividend, Series B Dividend and Series C Dividend, as the case may be.

     (b) Series B Dividends. The holders of record of shares of Series B Preferred shall be entitled to receive dividends at a rate of eight percent (8%) of the Conversion Value per annum per share of Series B Preferred (the "Series B Dividend"), which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend or other distribution on any other class or series of Preferred Stock (other than as set forth herein) or the Common Stock (and excluding any stock splits and subdivisions for which an adjustment is made under Section 4(d)(vi)(1) below). The foregoing dividend on the Series B Preferred shall accrue from the date of issuance of each share until the earlier of (i) the conversion of such share of Series B Preferred to Common Stock, (ii) a Liquidation, or (iii) the repurchase or redemption of such share of Series B Preferred (including pursuant to Section 7 of the Stockholders' Agreement). Such dividend shall be payable annually on December 31 of each year (each a "Series B Annual Dividend Date") commencing on December 3l, 1999, except that if any such date is a Non-Business Day then such dividend shall be payable on the next day that is a Business Day to holders of record as they appear on the stock ledger of the Corporation on the applicable record date, which shall be not more than sixty (60) nor less than ten (10) days preceding the payment date for such dividends, as fixed by the Board of Directors (the "Series B Record Date"). The dividends shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefor. The dividends shall either
(i) accrue, (ii) be payable in cash, or (iii) be payable in shares of Common Stock, as provided in the next paragraph. The dividends shall automatically accrue in the absence of an election by the Board of Directors within sixty (60) days after each Series B Annual Dividend Date to pay the dividends in cash or in shares of Common Stock, as provided in the next paragraph. The amount of dividends payable for any period that is shorter or longer than a full annual dividend shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable. All accrued but unpaid dividends (whether declared or undeclared) shall accrue interest at a rate of eight percent (8%) per annum computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable, but with interest on such dividend compounded on a quarterly basis (on each March 31, June 30, September 30 and December 31) for the year during which such dividend was payable, and thereafter until paid. Notwithstanding anything else contained herein to the contrary, the Series B Dividend shall be pari passu with the Series A Dividend and the Series C Dividend. If the Series A Dividend, the Series B Dividend and the Series C Dividend cannot be paid in full, dividends shall be paid, to the maximum possible extent, to the holders of the Series A Preferred, the Series B Preferred and the Series C Preferred on a pari passu basis, on the basis of the amount of accrued and unpaid dividends outstanding on each share. No dividend shall be paid to holders of Series A Preferred, Series B Preferred or Series C Preferred unless dividends are paid to all holders of Series A Preferred, Series B Preferred and Series C Preferred pursuant to the terms hereof.

     The Board of Directors of the Corporation may, within sixty (6O) days after each Series B Annual Dividend Date, elect (the "Series B Dividend Election") to pay the annual cash dividends payable for such year on such Series B Annual Dividend Date in shares of Common Stock (each, a "Series B Payment-in-Kind", or more than one, the "Series B Payments-in-Kind") rather than cash. If such an election is made, the Corporation shall promptly notify the holders of record of the Series B Preferred entitled to such annual dividend of the election to make the Series B Payments-in-Kind in lieu of cash dividends for such Series B Annual Dividend Date. A Series B Dividend Election for any particular Series B Annual Dividend Date shall operate only for such Series B Annual Dividend Date. Series B Payments-in-Kind shall be payable as of the Series B Annual Dividend Date of each year for which the election is made. Each Series B Payment-in-Kind shall be equal in amount to that number of shares of Common Stock that is equal in number to the aggregate cash dividend payable on any such dividend date divided by the fair market valuation for such Common Stock determined by the Board of Directors at such time in good faith, and shall be allocated on a pro rata basis to each holder entitled to receive such dividend. Certificates representing the shares of Common Stock issuable on payment of any Series B Payment-in-Kind (together with dividends, if any, on such shares of Common Stock with a record date on or after the Series B Annual Dividend Date and a payment date prior to the date such certificates have been delivered to the holder entitled to receive such Series B Payment-in-Kind) shall be delivered or paid, as the case may be, to each holder entitled to receive such Series B Payment-in-Kind (in appropriate denominations) on or before the ninetieth (90th) day following the Series B Annual Dividend Date for which such Series B Payment-in-Kind is elected to be made hereunder (or such later date as the independent determination of fair market value has been made pursuant to Section 2(d)). Notwithstanding anything else contained herein to the contrary, if, in respect of any Series B Dividend
(I) a Series B Dividend Election is made by the Board of Directors of the Corporation and such Series B Dividend is paid by a Series B Payment-in-Kind, then the Corporation shall make a Series A Dividend Election and Series C Dividend Election with respect to the corresponding Series A

Dividend and Series C Dividend and such Series A Dividend and Series C Dividend shall be paid by a Series A Payment-in-Kind and a Series C Payment-in-Kind, as the case may be, and (II) such Series B Dividend is accrued or paid in cash, then the corresponding Series A Dividend and Series C Dividend shall also be accrued or paid in cash, as the case may be, in order that the holders of Series B Preferred, Series A Preferred and Series C Preferred receive the same type of consideration with respect to each Series B Dividend. Series A Dividend and Series C Dividend, as the case may be.

     (c) Series C Dividends. The holders of record of shares of Series C Preferred shall be entitled to receive dividends at a rate of eight percent (8%) of the Conversion Value per annum per share of Series C Preferred (the "Series C Dividend"), which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend or other distribution on any other class or series of Preferred Stock (other than as set forth herein) or the Common Stock (and excluding any stock splits and subdivisions for which an adjustment is made under Section 4(d)(vi)(l) below). The foregoing dividend on the Series C Preferred shall accrue from the date of issuance of each share until the earlier of (i) the conversion of such share of Series C Preferred to Common Stock, (ii) a Liquidation, or (iii) the repurchase or redemption of such share of Series C Preferred (including pursuant to Section 7 of the Stockholders' Agreement). Such dividend shall be payable annually on December 31 of each year (each a "Series C Annual Dividend Date") commencing on December 31, 1999, except that if any such date is a Non-Business Day then such dividend shall be payable on the next day that is a Business Day to holders of record as they appear on the stock ledger of the Corporation on the applicable record date, which shall be not more than sixty (60) nor less than ten (10) days preceding the payment date for such dividends, as fixed by the Board of Directors (the "Series C Record Date"). The dividends shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefor. The dividends shall either
(i) accrue, (ii) be payable in cash, or (iii) be payable in shares of Common Stock, as provided in the next paragraph. The dividends shall automatically accrue in the absence of an election by the Board of Directors within sixty (60) days after each Series C Annual Dividend Date to pay the dividends in cash or in shares of Common Stock, as provided in the next paragraph. The amount of dividends payable for any period that is shorter or longer than a full annual dividend shall be computed on the basis of a 360 day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable. All accrued but unpaid dividends (whether declared or undeclared) shall accrue interest at a rate of eight percent (8%) per annum computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable, but with interest on such dividend compounded on a quarterly basis (on each March 31, June 30, September 30 and December 31) for the year during which such dividend was payable, and thereafter until paid. Notwithstanding anything else contained herein to the contrary, the Series C Dividend shall be pari passu with the Series A Dividend and the Series B Dividend. If the Series A Dividend, the Series B Dividend and the Series C Dividend cannot be paid in full, dividends shall be paid to the maximum possible extent, to the holders of the Series A Preferred the Series B Preferred and the Series C Preferred on a pari passu basis, on the basis of the amount of accrued and overpaid dividends outstanding on each share. No dividend shall be paid to holders of Series A Preferred, Series B Preferred or Series C Preferred unless dividends are paid to all holders of Series A Preferred, Series B Preferred and Series C Preferred pursuant to the terms hereof

     The Board of Directors of the Corporation may, within sixty (60) days after each Series C Annual Dividend Date, elect (the "Series C Dividend Election") to pay the annual cash dividends payable for such year on such Series C Annual Dividend Date in shares of Common Stock (each, a "Series C Payment-in-Kind", or more than one, the "Series C Payments-in-Kind") rather than cash. If such an election is made, the Corporation shall promptly notify the holders of record of the Series C Preferred entitled to such annual dividend of the election to make the Series C Payments-in-Kind in lieu of cash dividends for such Series C Annual Dividend Date. A Series C Dividend Election for any particular Series C Annual Dividend Date shall operate only for such Series C Annual Dividend Date. Series C Payments-in-Kind shall be payable as of the Series C Annual Dividend Date of each year for which the election is made. Each Series C Payment-in-Kind shall be equal in amount to that number of shares of Common Stock that is equal in number to the aggregate cash dividend payable on any such dividend date divided by the fair market valuation for such Common Stock determined by the Board of Directors at such time in good faith, and shall be allocated on a pro rata basis to each holder entitled to receive such dividend. Certificates representing the shares of Common Stock issuable on payment of any Series C Payment-in-Kind (together with dividends, if any, on such shares of Common Stock with a record date on or after the Series C Annual Dividend Date and a payment date prior to the date such certificates have been delivered to the holder entitled to receive such Series C Payment-in-Kind) shall be delivered, or paid, as the case may be, to each holder entitled to receive such Series C Payment-in-Kind (in appropriate denominations) on or before the ninetieth (90th) day following the Series C Annual Dividend Date for which such Series C Payment-in-Kind is elected to be made hereunder (or such later date as the independent determination of fair market value has been made pursuant to Section 2(d)). Notwithstanding anything else contained herein to the contrary, if, in respect of any Series C Dividend
(I) a Series C Dividend Election is made by the Board of Directors of the Corporation and such Series C Dividend is paid by a Series C Payment-in-Kind, then the Corporation shall make a Series A Dividend Election and Series B Dividend Election with respect to the corresponding Series A Dividend and Series B Dividend and such Series A Dividend and Series B Dividend shall be paid by a Series A Payment-in-Kind and a Series B Payment-in-Kind, as the case may be, and
(II) such Series C Dividend is accrued or paid in cash, then the corresponding Series C Dividend and Series B Dividend shall also be accrued or paid in cash, as the case may be, in order that the holders of Series C Preferred, Series A Preferred and Series B Preferred receive the same type of consideration with respect to each Series C Dividend, Series A Dividend and Series B Dividend, as the case may be.

     (d) Determination of Fair Market Value of Common Stock. Notwithstanding anything else to the contrary in this Section 2, the holders of at least a majority of the outstanding shares of the Series A Preferred or the holders of at least a majority of the outstanding shares of the Series C Preferred shall have the right to challenge any determination by the Board of Directors of fair market value of the Common Stock pursuant to this Section 2, in which case the determination of fair market value of the Common Stock shall be made by an independent appraiser or investment banker, mutually acceptable to the Board of Directors and the challenging parties, who is qualified in the fair market appraisal of companies, the cost of such appraisal to be borne (i) by the challenging parties, if the fair market value as determined by such appraisal does not exceed the determination of fair market value by the Board of Directors by more than ten percent (10%) and (ii) by the Corporation, if the fair market value as determined by such appraisal exceeds the determination of fair market value by the Board of Directors by more than ten percent (10%).

     (e) Other Permitted Distributions. Notwithstanding Section 2(a), 2(b) and 2(c) hereof, the Corporation may at any time, out of funds legally available therefor, repurchase shares of Common Stock of the Corporation issued to or held by any person pursuant to the Corporation's right of first refusal to purchase such shares contained in the Stockholders' Agreement, whether or not dividends on the Series A Preferred, Series B Preferred or Series C Preferred shall have been declared and paid or funds set aside therefor, in each event subject to any other contractual restrictions entered into by the Corporation and the terms of this Amended and Restated Certificate.

     (f) Fractional Shares. In lieu of any fractional shares in the aggregate to which the holder of Series A Preferred, Series B Preferred or Series C Preferred would otherwise be entitled upon payment of Series A Payment-in-Kind, Series B Payment-in-Kind or Series C Payment-in-Kind, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors in the good faith exercise of its reasonable business judgment or pursuant to Section 2(d), if applicable.

     3. Liquidation Rights. In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), distributions shall be made to the holders of Series A Preferred, Series B Preferred and Series C Preferred in respect of such Series A Preferred, Series B Preferred and Series C Preferred before any amount shall be paid to the holders of any other class or series of capital stock of the Corporation in the following manner:

     (a) Liquidation Amount. The holders of the Series A Preferred, Series B Preferred and Series C Preferred, subject to the other terms contained herein, shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of its capital stock an amount (the "Liquidation Value") equal to (i) the applicable Conversion Value, plus (ii) all accrued but unpaid dividends (whether declared or undeclared including any interest accrued thereon calculated through the date of Liquidation), prior to any distribution to the holders of any other Preferred or Common Stock. If the proceeds from a Liquidation are not sufficient to pay to the holders of Series A Preferred, Series B Preferred and Series C Preferred the full preference amount set forth above, then such holders shall instead be entitled to receive the entire assets and funds of the Corporation legally available for distribution to the holders of capital stock, which assets and funds shall be distributed pro rata among the holders of the Series A Preferred, Series Preferred and Series C Preferred on the basis of the amounts per share to be paid to each.

     (b) Events Deemed a Liquidation. For purposes of this Section 3, the holders of a majority of the outstanding shares of the Series A Preferred (which must include BACC so long as it holds any Series A Preferred) or the holders of a majority of the outstanding shares of the Series C Preferred (which must include Gramercy so long as it holds any Series C Preferred) may elect to have treated as a Liquidation the consolidation or merger of the Corporation with or into any other corporation or the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Corporation, or any other reorganization or business combination of the Corporation. If such election is made by such requisite holders of Series A Preferred or Series C Preferred, then and only then the holders of Series B Preferred may elect to have such events treated as a Liquidation.

     (c) Valuation of Securities and Property. In the event the Corporation proposes to distribute assets other than cash in connection with any Liquidation, the value of the assets to be distributed to the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred shall be determined in good faith by the Board of Directors. Any securities not subject to an investment letter or similar restrictions or free marketability shall be valued as follows:

          (i) if traded on a national securities exchange or the NASDAQ National Market System ("NASDAQ"), the value shall be deemed to be the average of the security's closing prices on such exchange or NASDAQ over the thirty
     (30) trading day period ending three (3) days prior to the distribution;

          (ii) if actively traded over-the-counter (other than NASDAQ), the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the distribution; or

          (iii) if there is no active public market, the value shall be the fair market value thereof as determined in good faith by the Board of Directors.

The method of valuation of securities subject to an investment letter or other restrictions on free marketability shall be adjusted to make an appropriate discount from the market value determined as above in clauses (i), (ii) or (iii) to reflect the fair market value thereof as determined in good faith by the Board of Directors. The holders of a majority of the outstanding shares of the Series A Preferred or the holders of a majority of the outstanding shares of the Series C Preferred shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this Section 3(c), in which case the determination of fair market value shall be made by an independent appraiser or investment banker selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne (I) by the challenging parties, if the fair market value as determined by such appraisal does not exceed the determination of fair market value by the Board of Directors by more than ten percent (10%) and (II) by the Corporation, if the fair market value as determined by such appraisal exceeds the determination of fair market value by the Board of Directors by more than ten percent (10%).

     4. Conversion. The holders of Series A Preferred, Series B Preferred and Series C Preferred have conversion rights as follows (the "Conversion Rights"):

     (a) Right to Convert. Each share of Series A Preferred, Series B Preferred and Series C Preferred shall initially be convertible, at the option of the holder thereof, at any time on or after the date of issuance thereof, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the applicable Conversion Price (as hereinafter specified) per share in effect at the time of conversion into the applicable per share Conversion Value in effect at the time of conversion. The initial Conversion Price of the Series A Preferred and Series B Preferred shall be $3.7094803 per share, and the Conversion Value of the Series A Preferred and Series B Preferred shall be $3.7094803 per share. The initial Conversion Price of the Series C Preferred shall be $5.3671104 per share, and the Conversion Value of the Series C Preferred shall be $5.3671104 per share. The initial Conversion Price of the Series A Preferred, Series B Preferred and Series C Preferred shall be subject to adjustment from time to time as provided in Section 4(d) hereof. The Conversion Value shall not be subject to adjustment. Upon conversion, all accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) on the Series A Preferred, Series B Preferred and Series C Preferred so converted shall be paid in cash or Common Stock at the option of the Corporation, and in the case of cash, to the extent permitted by applicable law (and if not then permitted by applicable law, at such time as the Corporation is permitted by applicable law to pay any such dividends).

     (b) Automatic Conversion. Each share of Series A Preferred, Series B Preferred and Series C Preferred shall automatically be converted into shares of Common Stock upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of securities for the account of the Corporation to the public: (i) the gross proceeds of which equal or exceed $20,000,000 at a per share price of at least $12; and (ii) in the case of the Series A Preferred and the Series B Preferred whereby the aggregate value of the shares of Common Stock issuable on conversion of each share of Series A Preferred and Series B Preferred (utilizing the offering price in such underwriting) is at least two (2) times the Conversion Value of the Series A Preferred and Series B Preferred and (iii) in the case of the Series C Preferred whereby the aggregate value of the shares of Common Stock issuable on conversion of each share of Series C Preferred (utilizing the offering price in such underwriting) is at least two (2) times the Conversion Value of the Series C Preferred (in each case, such event, as applicable, a "Qualified Public Offerring"). Upon conversion, all accrued but unpaid dividends (whether declared or undeclared) on the Series A Preferred, Series B Preferred and Series C Preferred shall be paid in cash, to the extent permitted by applicable law (and if not then permitted by applicable law, at such time as the Corporation is permitted by applicable law to pay any such dividends).

     (c) Mechanics of Conversion. Before any holder of Series A Preferred, Series B Preferred or Series C Preferred shall be entitled to convert the same into shares of Common Stock and to receive certificates therefore, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Series A Preferred, Series B Preferred and Series C Preferred and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 4(b) hereof, the outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred, as applicable, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless and until the certificates evidencing such shares of Series A Preferred, Series B Preferred and Series C Preferred, as appropriate, are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall as soon as practicable after such delivery, or after such agreement and indemnification, issue and deliver at such office to such holder of Series A Preferred, Series B Preferred or Series C Preferred, as appropriate, a certificate or certificates for the number of shares of Common Stock to which it, he or she shall be entitled as aforesaid and a check payable to the holder in the amount of any accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) payable pursuant to Section 2 hereof, if any. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of

Series A Preferred, Series B Preferred or Series C Preferred to be converted, or, in the case of automatic conversion, simultaneously upon the occurrence of the event leading to such automatic conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the Corporation fails to pay all such dividends (and interest thereon) within twenty (20) days of the date of conversion, the holder entitled to such dividends (and interest thereon) may elect to have the Corporation issue to such holder, in lieu of such cash payment, additional shares of Common Stock calculated by dividing the total amount payable on such date by the applicable Conversion Price.

     (d) Adjustments to Conversion Price.

          (i) Special Definitions. For purposes of this Section 4(d), the following definitions shall apply:

          (1) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

          (2) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

          (3) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 4(d)(iii), deemed to be issued) by the Corporation after the Original Issue Date of the Series C Preferred, other than shares of Common Stock issued or issuable:

               (A) upon conversion of shares of Series A Preferred, Series B Preferred or Series C Preferred;

               (B) pursuant to a stock grant, option plan or purchase plan, other employee stock incentive program or agreement that in the aggregate does not exceed 218,659 shares (as adjusted for revitalizations, stock splits, stock dividends and the like and cancellations of options that have not otherwise expired) (the "Option Pool"), or other options in existence on the Original Issue Date and set forth in Schedule 2.5 of the Series C Preferred Stock Purchase Agreement, other than the warrant set forth in clause (C) below;

               (C) pursuant to a Warrant dated March 15, 1999 issued to CMB Capital, LLC in existence on the Original Issue Date, not to exceed 474,393 shares of Common Stock (as adjusted to reflect any stock split, stock dividend, combination or recapitalization after the Original Issue Date of the Series C Preferred);

               (D) as a dividend or distribution on shares of Series A Preferred, Series B Preferred or Series C Preferred;


               (E) in a transaction described in Section 4(d)(vi); or

               (F) by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B), (C), (D), (E) or this clause
          (F).

          (4) "Original Issue Date" shall mean October 8, 1999.

          (ii) No Adjustment of Conversion Price. Subject to the provisions of
     Section 4(d)(iv), no adjustment in the applicable Conversion Price of the Series A Preferred, Series B Preferred or Series C Preferred shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price for the Series A Preferred, Series B Preferred or Series C Preferred, as the case may be, in effect on the date of, and immediately prior to, such issue.

          (iii) Deemed Tissue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Original Issue Date of the Series C Preferred shall issue any Options (other than the issuance of Options pursuant to the Option Pool) or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the exercise of such Options and conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued, subject to the provisions of Section 4(d)(iv), unless the consideration per share (determined pursuant to Section 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price for the Series A Preferred, Series B Preferred or Series C Preferred, as the case may be, in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

          (1) except as provided in Section 4(d)(iii)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

          (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

          (3) no readjustment pursuant to clause (2) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of
     (A) the Conversion Price on the original adjustment date or (B) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

          (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4(d)(iii)), then and in each such event the applicable Conversion Price of the Series A Preferred, Series B Preferred and Series C Preferred as the case may be, shall be recomputed by multiplying the applicable Conversion Price then in effect by a fraction:

          (1) the numerator of which will be the sum of (A) the aggregate number of shares of Common Stock issued and outstanding on the date of issuance of the Additional Shares of Common Stock (assuming the conversion on such date of all of the outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred) plus (B) the quotient of the aggregate consideration received by the Corporation for the issuance of such Additional Shares of Common Stock divided by the then applicable Conversion Price; and

          (2) the denominator of which will be the sum of (A) the aggregate number of shares of Common Stock issued and outstanding on the date of issuance of the Additional Shares of Common Stock (assuming the conversion on such date of all of the outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred) plus (B) the aggregate number of such Additional Shares of Common Stock.

          (v) Determination of Consideration. For purposes of this Section 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

          (1) Cash and Property: Such consideration shell be computed as follows:

               (A) insofar as it consists of cash, such consideration sill be computed at the aggregate amount of cash received by the Corporation;

               (B) insofar as it consists of property other than cash, such consideration shall be computed at the fair value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

               (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, such consideration shall be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

          (2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

               (A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

               (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (vi) Other Adjustments

          (1) Subdivisions, Combinations, or Consolidations of Common Stock. In the event that, with respect to the Series C Preferred, at any time after the Original Issue Date of the Series C Preferred, or with respect to the Series A Preferred and the Series B Preferred, at any time after their respective applicable original issue dates, the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock, the applicable Conversion Price of the Series A Preferred, Series B Preferred and Series C Preferred in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision combination or consolidation, be proportionately adjusted.

          (2) Reclassifications. In the case, at any time after the Original Issue Date of the Series C Preferred, of any capital reorganization or any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger (A) in which the Corporation is the continuing entity and which does not result in any change in the Common Stock or (B) which is treated as a Liquidation pursuant to Section 3(b) above), the shares of Series A Preferred, Series B Preferred and Series C Preferred shall, after such reorganization, reclassification, consolidation or merger, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger such holder had converted his shares of Series A Preferred, Series B Preferred or Series C Preferred into Common Stock. The provisions of this
     Section 4(d)(vi)(2) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

     (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the applicable Conversion Price of the Series A Preferred, Series B Preferred or Series C Preferred pursuant to this Section 4, the Corporation at its expense shall promptly thereafter compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred, Series B Preferred and Series C Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred, Series B Preferred or Series C Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, if any,
(ii) the applicable Conversion Price of the Series A Preferred, Series B Preferred and Series C Preferred at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred, Series B Preferred or Series C Preferred.

     (f) Status of Converted Stock. In case any shares of Series A Preferred, Series B Preferred or Series C Preferred shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled, shall not be reissuable and shall cease to be a part of the authorized capital stock of the Corporation.

     (g) Fractional Shares. In lieu of any fractional shares in the aggregate to which the holder of Series A Preferred, Series B Preferred or Series C Preferred would otherwise be entitled upon conversion, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors in the good faith exercise of its reasonable business judgment or pursuant to Section 4(h)(ii), if applicable.

     (h) Miscellaneous.

          (i) All calculations under this Section 4 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

          (ii) The holders of a majority of the outstanding shares of Series A Preferred or the holders of a majority of the outstanding shares of Series C Preferred, as the case may be, shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this Section 4, in which case such determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne (I) by the challenging parties, if the fair market value as determined by such appraisal does not exceed the determination of fair market value by the Board of Directors by more than ten percent (10%) and
     (II) by the Corporation, if the fair market value as determined by such appraisal exceeds the determination of fair market value by the Board of Directors by more than ten percent (10%).

          (iii) No adjustment in the applicable Conversion Price of the Series A Preferred, Series B Preferred or Series C Preferred will be made if such adjustment would result in a change in such Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be earned forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in such Conversion Price.

     (i) No Impairment. The Corporation will not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred, Series B Preferred and Series C Preferred against impairment.

     (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred, Series B Preferred and Series C Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred, Series B Preferred or Series C Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     5. Voting Rights. (a) General. (i) Except as otherwise required by law, by
Section 5(b) hereof or by Section 8 hereof, the holder of each share of Series A Preferred will be entitled to vote on all matters with the holders of the Common Stock as a single class, and not as a separate class or series. Each share of Series A Preferred will entitle the holder to the number of votes per share equal to the full number of shares of Common Stock into which each share of Series A Preferred is convertible on the record date for such vote. The holders of Series A Preferred shall receive notice of and shall be entitled to attend in person or by proxy any meeting of the holders of Common Stock.

     (ii) Except as otherwise required by law, the holder of each share of Series B Preferred will be entitled to vote on all matters with the Common Stock as a single class, and not as a separate class or series. Each share of Series B Preferred will entitle the holder to the number of votes per share equal to the full number of shares of Common Stock into which each share of Series B Preferred is convertible on the record date for such vote. The holders of Series B Preferred shall receive notice of and shall be entitled to attend in person or by proxy any meeting of the holders of Common Stock. If the holders of preferred stock are required to vote as a class for any reason, then the holders of Series B Preferred shall vote as a single class with the holders of Series A Preferred and Series C Preferred, and not as a separate class or series, and the holders of Series B Preferred shall be entitled to one vote for each share of Series B Preferred held by them and the holders of Series A Preferred and the holders of Series C Preferred shall be entitled to five (5) votes for each share of Series A Preferred and Series C Preferred held by them, as applicable, in connection with any such vote.

     (iii) Except as otherwise required by law, by Section 5(c) hereof or by
Section 8 hereof; the holder of each share of Series C Preferred will be entitled to vote on all matters with the Common Stock as a single class, and not as a separate class or series. Each share of Series C Preferred will entitle the holder to the number of votes per share equal to the full number of shares of Common Stock into which each share of Series C Preferred is convertible on the record date for such vote. The holders of Series C Preferred shall receive notice of and shall be entitled to attend in person or by proxy any meeting of the holders of Common Stock.

     (b) Election of Directors by Series A Preferred. For so long as there are any shares of Series A Preferred outstanding, the holders of a majority of the outstanding shares of Series A Preferred shall be entitled to nominate and elect as a single class separately from all other classes and series of capital stock of the Corporation, by a majority vote of such class, two (2) directors to the Board of Directors of the Corporation, and the holders of the Series A Preferred shall otherwise also be entitled to vote in the election of directors pursuant to the terms of Section 5(a) above. Notwithstanding the foregoing, for so long as there are any shares of Series A Preferred outstanding, if (i) the Corporation shall breach any of its obligations and/or agreements under Section 4 of the Stock Purchase Agreement relating to the Series A Preferred and such breach shall remain uncured for a period of one hundred and eighty (180) days after written notice of such breach by any holder of Series A Preferred, (ii) a Put is initiated pursuant to Section 7 of the Stockholders' Agreement, or (iii) the Corporation shall not have closed a Qualified Public Offering on or prior to the second anniversary of the Original Issue Date of the Series C Preferred, then in any such event, the holders of the Series A Preferred shall be entitled then and thereafter to nominate and elect as a single class separately from all other classes and series of capital stock, by a majority vote of such class at a special meeting called by the holders of at least 10% of the outstanding shares of the Series A Preferred, one (1) additional director to the Board of Directors of the Corporation. If a special meeting is called by the holders of the Series C Preferred pursuant to the provisions of Section 5(c), then the holders of Series A Preferred shall be entitled to nominate and elect any additional director at such meeting without the necessity of calling another special meeting. The term of office of such additional director shall immediately terminate upon the later of (w) twelve (12) months from the election of such director, (x) such time that the applicable breach has been cured, (y) if a Put Notice has been delivered pursuant to the Stockholders' Agreement, the date all of the shares subject to the Put have been repurchased for cash, or (z) the closing of the Qualified Public Offering. Any vacancy on the Board of Directors of the Corporation occurring because of the death, resignation or removal of a director elected by the holders of the Series A Preferred shall be filled by the vote or written consent of the holders of a majority of the outstanding shares of the Series A Preferred.

     (c) Election of Directors by Series C Preferred. For so long as there are any shares of Series C Preferred outstanding, the holders of a majority of the outstanding shares of the Series C Preferred shall be entitled to nominate and elect as a single class separately from all other classes and series of capital stock of the Corporation, by a majority vote of such class, one (1) director to the Board of Directors of the Corporation, and the holders of the Series C Preferred shall otherwise also be entitled to vote in the election of directors pursuant to the terms of Section 5(a) above. Notwithstanding the foregoing, for so long as there are any shares of Series C Preferred outstanding, if (i) the Corporation shall breach any of its obligations and/or agreements under Section 4 of the Stock Purchase Agreement relating to the Series C Preferred and such breach shall remain uncured for a period of one hundred and eighty (180) days after written notice of such breach by any holder of Series C Preferred, (ii) a Put is initiated pursuant to Section 7 of the Stockholders' Agreement, or (iii) the Corporation shall not have closed a Qualified Public Offering on or prior to the second anniversary of the Original Issue Date of the Series C Preferred, then in any such event, the holders of the Series C Preferred shall be entitled then and thereafter to nominate and elect as a single class separately from all other classes and series of capital stock, by a majority vote of such class at a special meeting called by the holders of at least 10% of the outstanding shares of the Series C Preferred, one (1) additional director to the Board of Directors of the Corporation. If a special meeting is called by the holders of the Series A Preferred pursuant to the provisions of Section 5(b), then the holders of Series C Preferred shall be entitled to nominate and elect an additional director at such meeting without the necessity of calling another special meeting. The term of office of such additional director shall immediately terminate upon the later of (w) twelve (12) months from the election of such director, (x) such time that the applicable breach has been cured, (y) if a Put Notice has been delivered pursuant to the Stockholders' Agreement, the date all of the shares subject to the Put have been repurchased for cash, or (z) the closing of the Qualified Public Offerring. Any vacancy on the Board of Directors of the Corporation occurring because of the death, resignation or removal of a director elected by the holders of the Series C Preferred shall be filled by the vote or written consent of the holders of a majority of the outstanding shares of the Series C Preferred.

     6. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred, Series B Preferred and Series C Preferred, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the anticipated amount and character of such dividend, distribution or right.

     7. Notices. Any notice required by the provisions of this Amended or Restated Certificate to be given to the holders of Series A Preferred, Series B Preferred or Series C Preferred shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by fax, or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, and in each case, addressed to each holder of record at such holder's address or fax number appearing on the books of the Corporation.

     8. Approval of Certain Transactions While Any Series A Preferred or Series C Preferred is Outstanding. So long as any shares of Series A Preferred or Series C Preferred are outstanding, the Corporation shall not, without first obtaining the written approval of (a) the holders of a majority of the outstanding shares of Series A Preferred (which must include BACC, until such time as BACC or its Affiliates fail to own at least fifty percent (50%) of the Series A Preferred purchased by it pursuant to the Stock Purchase Agreement relating to the Series A Preferred), voting as a separate class, and (b) the holders of a majority of the outstanding shares of Series C Preferred (which must include Gramercy, until such time as Gramercy or its

Affiliates fail to own at least fifty percent (50%) of the Series C Preferred purchased by them pursuant to the Stock Purchase Agreement relating to the Series C Preferred), voting as a separate class:

          (i) amend this Amended and Restated Certificate, or the Certificate of Incorporation or bylaws of the Corporation or take any other action so as to alter or adversely affect the rights, preferences or privileges of the Series A Preferred, Series B Preferred or Series C Preferred, including by merger, consolidation or otherwise;

          (ii) increase or decrease the authorized number of shares of Series A Preferred, Series B Preferred, Series C Preferred or Common Stock, including by merger, consolidation or otherwise;

          (iii) create any new class or series of shares, or issue any such shares or Options or Convertible Securities exercisable or convertible into such shares, that have a preference over or are on a parity with the Series A Preferred or Series C Preferred with respect to voting, dividends or liquidation preferences (other than the Series B Preferred being on parity with the Series A Preferred and the Series C Preferred with respect to dividends and liquidation preferences, and except that the Corporation may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series A Preferred or Series C Preferred);

          (iv) reclassify stock into shares of capital stock of the Corporation having a preference over or parity with the Series A Preferred or Series C Preferred with respect to voting, dividends or liquidation preferences (except that the Corporation may grant voting nights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as converted basis, but in any event not in preference to shares of Series A Preferred or Series C Preferred);

          (v) authorize any dividend or other distribution with respect to the Preferred Stock or the Common Stock (other than dividends payable to the holders of Series A Preferred, Series B Preferred and Series C Preferred and stock dividends for which an adjustment is made pursuant to Section 4(d)(vi)(1));

          (vi) repurchase, redeem or retire any shares of capital stock of the Corporation, other than pursuant to contractual rights to repurchase shares of Common Stock held by employees, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services (which purchase has been approved by the Board) or pursuant to the exercise of the Put pursuant to Section 7 of the Stockholders' Agreement; or

          (vii) merge or consolidate with any other corporation or entity or sell or exchange all or substantially all of its assets or authorize or effect any reorganization, dissolution, liquidation or winding up of the Corporation.

     9. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

     10. Severability of Provisions. If any voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred, Series B Preferred or Series C Perfected and qualifications, limitations and restrictions thereof set forth in this resolution (as such resolution may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred, Series B Preferred or Series C Preferred and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred, Series B Preferred or Series C Preferred and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of the Series A Preferred, Series B Preferred or Series C Preferred and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such young powers, preferences and relative, participating, optional or other special rights of the Series A Preferred, Series B Preferred or Series C Preferred and qualifications, limitations and restrictions thereof unless so expressed herein.

     IN WITNESS WHEREOF, Z-TEL TECHNOLOGIES, INC. has caused this Amended and Restated Certificate to be signed this 8th day of October, 1999.


                                   Z-TEL TECHNOLOGIES, INC.



                                   By  /s/ ILLEGIBLE
                                       -------------------------------
                                       Name:
                                       Title:

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